================================================================================







                     Brandywine Operating Partnership, L.P.,
                   a Delaware limited partnership, as Assignor

                                       and

               NationsBank, N.A., not individually, but acting in its capacity as collateral agent for the equal and ratable benefit of the co-lenders described herein, as Assignee






                         -------------------------------

                         ASSIGNMENT OF LEASES AND RENTS

                         -------------------------------



                         Dated:  As of May 30, 1997

                         Location:        __________________
                                          __________________
                                          __________________


                         RECORD AND RETURN TO:


                                 Battle Fowler LLP
                                 Park Avenue Tower
                                 75 East 55th Street
                                 New York, New York 10022

                                 Attention:  Dean A. Stiffle, Esq.

================================================================================
                                                     MASTER ASSIGNMENT OF LEASES

                         ASSIGNMENT OF LEASES AND RENTS


                                    This Assignment of Leases and Rents entered
                  into as of the 30th day of May, 1997, by Brandywine Operating Partnership, L.P., a Delaware limited partnership having an office c/o Brandywine Realty Trust, Newtown Square Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania (hereinafter referred to as "Assignor"); and NationsBank, N.A., a national banking association having an office at 8300 Greensboro Drive, McLean, Virginia, not individually, but acting in its capacity as administrative and documentation agent for the equal and ratable benefit of Co-Lenders pursuant to and in accordance with the terms and provisions of the Credit Agreement (NationsBank, N.A. acting in such capacity as administrative and documentation agent being hereinafter referred to as "Assignee").

                              PRELIMINARY STATEMENT

                  A. All capitalized terms as used in this Assignment shall, unless otherwise defined in this Assignment, have the meanings given to such terms in Exhibit A attached hereto.

                  B. Assignor is the owner of a fee estate in the premises described in Exhibit B attached hereto (hereinafter referred to as the "Premises");

                  C. Co-Lenders have on the terms, covenants and provisions set forth in the Credit Agreement extended to Borrowers a credit facility in the principal sum of up to, but not in excess of, $70,000,000 (hereinafter referred to as the "Credit Facility"), which Credit Facility is evidenced by, and payable together with interest thereon in accordance with the provisions of, the Credit Facility Notes.

                  D. Co-Lenders were willing to extend the Credit Facility to Assignor only if Assignor assigned to Assignee, for the equal and ratable benefit of Co-Lenders, in the manner hereinafter provided, as additional security for the payment of the Debt and the observance and performance by Borrowers of all of the terms, covenants and provisions of the Credit Facility Documents on Borrowers' part to be observed and performed, all right, title and interest of Assignor now owned, or hereafter acquired, in and to (i) all leases, licenses and other agreements (hereinafter collectively referred to as the "Leases") now as hereafter entered into and affecting or relating to the use or occupancy of the Premises or of the improvements now or hereafter erected thereon (the "Improvements"), and (ii) the rents, income, revenues, receipts, accounts, accounts receivable, issues and profits of or derived from or relating to the Premises or the Improvements or any portion thereof (hereinafter collectively referred to as the "Rents").

                  E. NOW, THEREFORE, in consideration of the extension of the Credit Facility and other good and valuable consideration, the receipt of which is hereby acknowledged, Assignor hereby assigns to Assignee, as additional security for the payment of the Debt and the observance and performance by Borrowers of all of the terms, covenants and provisions of the

Credit Facility Documents on Borrowers' part to be observed or performed, all of Assignor's right, title and interest now owned, or hereafter acquired, in and to the Leases and the Rents, and Assignor hereby represents and warrants to and covenants and agrees with Assignee as follows:

                  1. Except as expressly set forth to the contrary in the certified rent roll for the Property being delivered by Assignor to Assignee in connection with the execution and delivery of this Assignment, Assignor represents and warrants that as of the date hereof (i) Assignor is the owner and holder of the landlord's interest under the Leases, (ii) there are no prior or subordinate assignments of the Leases or of any portion of the Rents due and payable or to become due and payable thereunder which are presently outstanding,
(iii) all of the Leases are in full force and effect and the respective terms thereof have commenced pursuant to the provisions thereof, (iv) the premises demised under each of the Leases have been completed and the tenants under the Leases have taken possession of the premises demised thereunder on a rent-paying basis, (v) neither Assignor nor any tenant under the Leases is in default under any of the terms, covenants or provisions of the Leases and Assignor knows of no event which, but for the passage of time or the giving of notice or both, would constitute an event of default under any of the Leases, (vi) neither Assignor nor any tenant under the Leases has commenced any action or given or served any notice for the purpose of terminating any of the Leases, (vii) all Rents due and payable under the Leases have been paid in full and no such Rents have been paid more than one (l) month in advance of the due dates thereof, and (viii) there are no offsets or defenses to the payment of any portion of the Rents.

                  2. Assignor shall, at its sole cost and expense, (i) fulfill and perform, or cause to be fulfilled and performed, each and every term, covenant and provision of the Leases on the part of the Assignor thereunder to be observed and performed, (ii) promptly send copies of all notices of default which Assignor shall send or receive under the Leases to Assignee, (iii) enforce the observance and performance of the terms and provisions of the Leases by the tenants thereunder, (iv) enforce the observance and performance of each and every term, covenant and provision of the Leases on the part of the tenants thereunder to be observed and performed and (v) appear in and defend any action or proceeding arising under or in any manner connected with the Leases or with the obligations and undertakings of the landlord or the tenants thereunder.

                  3. Assignor shall not, without the prior consent of Co-Lenders, (i) further transfer, sell, assign, pledge, encumber or grant a security interest in all or any portion of the Rents or the Leases, (ii) accept prepayments of installments of the Rents for a period of more than one (1) month in advance, (iii) make or suffer to be made any Lease, including any renewal of an existing Lease (other than renewals at rents and/on other terms expressly reserved in such Lease) other than in accordance and in a manner consistent with the provisions of the Credit Agreement, (iv) consent to or permit the assignment or subletting of any leasehold estate created under any Lease (other than in accordance with the express provisions of such Lease), (v) terminate, modify or amend, or consent to the termination, modification or amendment of, any Lease or any term thereof other than in accordance and in a manner consistent with the provisions of the Credit Agreement, (vi) commence or continue proceedings to evict, remove or dispossess the tenant under any Lease, provided, however, that Assignor may commence and continue such a proceeding without obtaining the prior consent of Assignor if the Lease in question does not cover in excess of 20,000 square feet of space in the Improvements and the commencement of such proceeding is otherwise consistent with customary business practices for the operation of improvements which are comparable to the Improvements, or (vii) waive, cancel, release, modify, excuse, condone, set-off, compromise or in any manner release or discharge the tenant under any Lease other than in a manner which is consistent with customary business practices for the operation of improvements comparable to the Improvements.

                  4. This Assignment shall not be deemed or construed to obligate Assignee or any Co-Lender to take any action or incur any expense or perform or discharge any obligation, duty or liability under the Leases, and Assignor hereby agrees to indemnify and hold Assignee and Co-Lenders harmless from and against all liability, loss or damage, including, but not limited to, reasonable attorneys' fees, which Assignee or any Co-Lender may or might incur under the Leases or under or by reason of this Assignment and from and against any and all claims whatsoever which may be asserted against Assignee or any Co-Lender by reason of any alleged obligation or undertaking on the part of Assignee or any Co-Lender to perform or discharge any of the terms, covenants or provisions contained in the Leases.

                  5. This Assignment has been made as additional security for the payment of the Debt and the observance and performance by Borrowers of the terms, covenants and provisions of the Credit Facility Documents on Borrowers' part to be observed and performed. Subject to the provisions of this Assignment hereinafter set forth, Assignee waives the right to enter the Premises for the purpose of collecting the Rents, and grants Assignor the right to collect the Rents. Assignor shall collect and hold the Rents, or an amount sufficient to discharge all current sums due on the Debt, in trust for use in the payment of the Debt. The right of Assignor to collect the Rents may be revoked by Assignee upon the occurrence of any Event of Default, by giving notice of such revocation to Assignor. Following such notice and as long as such Event of Default is continuing (it being understood that the decision whether or not to accept the cure of an Event of Default shall be in the sole and absolute discretion of Assignee), Assignee may retain and apply the Rents toward payment of the Debt in such order, priority and proportions as Assignee in its discretion, shall deem proper, or to the operation, maintenance and repair of the Property, and irrespective of whether Assignee shall have declared the Debt to be immediately due and payable, or shall have commenced a foreclosure of the Mortgage or shall have applied or arranged for the appointment of a receiver. In addition, Assignee shall have the absolute and unconditional right following the occurrence and during the continuance of an Event of Default, to notify the tenants under the Leases that all Rents should be paid directly to Assignee. Upon the occurrence and during the continuance of an Event of Default, the tenants under the Leases shall, upon notice from Assignee of the occurrence of such Event of Default, thereafter pay to Assignee or to any appointed receiver the Rents due or to become due under the Leases without any obligation to determine whether or not such Event of Default does in fact exist, and Assignor shall facilitate in all reasonable ways the collection of the Rents by Assignee, and without implying the necessity therefor will, upon demand of Assignee, execute written notices to the tenants under the Leases directing the tenants under the Leases to pay the Rents to Assignee, which Rents may, during the continuance of such Event of Default, be retained and applied by Assignee toward the payment of the Debt in such order, priority and proportions as Assignee in its discretion, shall deem proper, or to the operation, maintenance and repair of the Property.

                  6. Upon the occurrence of an Event of Default and for so long as such Event of Default continues Assignee shall have the right, at its option, to enter upon and take over and assume the management, operation and maintenance of the Property and to perform all necessary and proper acts and to expend such sums out of the income of the Property as may be necessary in connection therewith, in the same manner and to the same extent as Assignor theretofore might do, including the right to effect new Leases, cancel or surrender the Leases, alter, modify or amend the provisions thereof, or make concessions to the tenants thereunder and Assignor hereby releases and waives all claims against Assignee arising out of such management, operation and maintenance. Assignor shall, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including any filings of financing or continuation statements under the Uniform Commercial Code) that from time to time may be necessary or desirable, or that Assignee may reasonable request, in order to create, preserve, perfect, confirm or validate the assignment of the Leases and Rents made pursuant to the provisions of this Assignment or to enable Assignee to obtain the full benefits of this Assignment, or to enable Assignee to exercise and enforce any of its rights, powers and remedies hereunder. To the extent permitted by applicable law, Assignor hereby authorizes Assignee, and appoints Assignee as its true and lawful attorney (with full power of substitution, in the name of Assignor), to execute and file financing statements or continuation statements without Assignor's signature appearing thereon.

                  7. Nothing contained in this Assignment, and no entry by Assignee upon the Property as hereinabove provided, shall be construed as to constitute Assignee as a mortgagee in possession.

                  8. Nothing contained in this Assignment is intended or shall be construed to prevent Assignee in the exercise of its discretion from foreclosing the Mortgage or otherwise enforcing the provisions thereof or of any of the other Credit Facility Documents, in whole or in part, in accordance with their terms.

                  9. No alteration, extension, renewal, change, modification, release, amendment, compromise or cancellation, in whole or in part, of any term, covenant or provision of any of the other Credit Facility Documents shall affect this Assignment in any manner or diminish or release any of the rights of Assignee hereunder.

                  10. Assignor hereby waives any and all legal requirements that Assignee institute any action or proceeding in law or in equity against any other party, or exhaust its remedies under any of the other Credit Facility Documents as a condition precedent to exercising its rights and remedies under this Assignment. All remedies afforded to Assignee by reason of this Assignment are separate and cumulative remedies and it is agreed that no one of such remedies whether exercised by Assignee or not, shall be deemed to be in exclusion of any of the other remedies available to Assignee and shall not in any manner limit or prejudice any other legal or equitable remedies which Assignee may have, including, but not limited to, all rights and remedies of Assignee under any of the other Credit Facility Documents.

                  11. It is the intention of the parties hereto that any and all other Leases affecting the Property or any portion thereof presently in effect or hereafter entered into by Assignor or in which Assignor shall otherwise have an interest shall be covered by the provisions of this Assignment and all such Leases and all of Assignor's right, title and interest in all such Leases, and the rents, additional rents, charges, issues, profits and other sums payable thereunder, are hereby assigned to Assignee until the end of the respective terms thereof and any renewals or extensions thereof, subject to all of the terms, covenants and provisions of this Assignment. Assignor shall deliver a true and correct copy of each such Lease to Assignee promptly after the execution and delivery of the same. Assignor shall, upon the request of Assignee, execute and deliver in recordable form all instruments which Assignee may reasonably request to further evidence and confirm such assignment of each such Lease.

                  12. This Assignment shall be binding upon Assignor, and its successors and assigns and shall inure to the benefit of Assignee, and its successors and assigns.

                  13. This Assignment may only be modified, altered, amended, or terminated by an agreement in writing executed by the parties hereto.

                  14. Any notice, request, demand, statement or consent made hereunder or in connection herewith shall be in writing and shall be sent in the manner specified in the Credit Agreement.

                  15. If any term, covenant or condition of this Assignment shall be held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

                  16. This Assignment shall be governed by and construed under the laws of the State in which the Property is located.

                  18. No recourse shall be had for any obligation of BRT under this Assignment or any of the other Credit Facility Documents or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of BRT, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by each other party to this Assignment and the other Credit Facility Documents.

                  IN WITNESS WHEREOF, Assignor has duly executed this Assignment as of the day and year first above written.


                                       BRANDYWINE OPERATING PARTNERSHIP, L.P., a
                                       Delaware limited partnership

                                       By:   Brandywine Realty Trust, a Maryland
                                             real estate investment trust


                                             By:/s/ Gerard H. Sweeney
                                                -------------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                              Executive Officer

                                 ACKNOWLEDGMENTS

                                (To be attached)

                                    EXHIBIT A
                                  (Definitions)


Assignee: The term "Assignee" as used in this Assignment shall have the meaning given to such term in the preamble to this Agreement.

Assignor: The term "Assignor" as used in this Assignment shall have the meaning given to such term in the preamble to this Agreement.

BOP: The term "BOP" as used in this Agreement shall mean Brandywine Operating Partnership, L.P., a Delaware limited partnership.

Borrowers: The term "Borrowers" as used in this Assignment shall collectively mean BRT and BOP.

BRT: The term "BRT" as used in this Assignment shall mean Brandywine Realty Trust, a Maryland real estate investment trust.

Co-Lenders: The term "Co-Lenders" as used in this Assignment shall collectively mean, Smith Barney Mortgage Capital Group, Inc., a Delaware corporation and NationsBank, N.A., a national banking association acting in its individual capacity.

Co-Lenders Agreement: The term "Co-Lenders Agreement" as used in this Assignment shall mean that certain Co-Lender and Servicing Agreement dated as of the date of this Assignment among Smith Barney Mortgage Capital Group, Inc., NationsBank, N.A., acting in its individual capacity, and NationsBank, N.A., acting in its capacity as administrative and documentation agent for the equal and ratable benefit of Co-Lenders in accordance with the provisions of the Credit Agreement, as the same may be further amended from time to time.

Credit Agreement: The term "Credit Agreement" as used in this Assignment shall mean that certain Credit Agreement dated as of the date of this Assignment among Smith Barney Mortgage Capital Group, Inc., NationsBank, N.A., acting in its individual capacity, Borrowers and NationsBank, N.A., acting in its capacity as administrative and documentation agent for the equal and ratable benefit of Co-Lenders, as the same may be amended from time to time, and pursuant to the provisions of which the Credit Facility is being extended by Co-Lenders to Borrowers.

Credit Facility: The term "Credit Facility" as used in this Assignment shall have the meaning given to such term in paragraph C of the Preliminary Statement of this Assignment.

Credit Facility Notes: The term "Credit Facility Notes" as used in this Assignment shall have the meaning given to such term in the Credit Agreement.

Credit Facility Documents: The term "Credit Facility Documents" as used in this Assignment shall have the meaning given to such term in the Credit Agreement.

Debt: The term "Debt" as used in this Assignment shall have the meaning given to such term in the Credit Agreement.

Event of Default: The term "Event of Default" as used in this Assignment shall have the meaning given to such term in the Credit Agreement.

Improvements: The term "Improvements" as used in this Assignment shall have the meaning given to such term in paragraph D of the Preliminary Statement of this Assignment.

Leases: The term "Leases" as used in this Assignment shall have the meaning given to such term in paragraph D of the Preliminary Statement of this Assignment.

Mortgage: The term "Mortgage" as used in this Assignment shall mean that certain Mortgage dated as of the date hereof given by Assignor to Assignee as security for the payment of the Debt and the observance and performance by Borrowers of the terms, covenants and provisions of the Credit Facility Document on Borrowers' part to be observed and performed, and encumbering Assignor's right, title and interest in and to the Property and intended to be duly recorded in the office of the _______ of ______ County, __________.

Property: The term "Property" as used in this Assignment shall collectively mean the Premises and the Improvements.

Premises: The term "Premises" as used in this Assignment shall have the meaning given to such term in paragraph B of the Preliminary Statement of this Assignment.

Rents: The term "Rents" as used in this Assignment shall have the meaning given to such term in paragraph D of the Preliminary Statement of this Assignment.

                                    EXHIBIT B

                            (Description of Premises)